UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 11, 2013

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14646 N. Kierland Blvd., Suite 260, Scottsdale, Arizona 85254

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(602) 903-7802

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 11, 2013, Heckmann Corporation (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2012. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 11, 2013, the Company issued a press release regarding the proposed change of the Company’s name to “Nuverra Environmental Solutions.” A copy of the press release is furnished herewith as Exhibit 99.2.

On March 11, 2013, the Company also posted an investor presentation related to the financial results for the year ended December 31, 2012 and the proposed change of the Company’s name to “Nuverra Environmental Solutions” on the Company’s website at www.heckmanncorp.com. A copy of the presentation is furnished herewith as Exhibit 99.3.

The information contained in this Form 8-K and in the accompanying exhibits shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act or 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description of Exhibit

99.1	Press release, dated March 11, 2013, issued by Heckmann Corporation announcing financial results for year ended December 31, 2012

99.2	Press release, dated March 11, 2013, issued by Heckmann Corporation regarding the proposed change of Heckmann Corporation’s name to Nuverra Environmental Solutions

99.3	Presentation, dated March 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: March 11, 2013	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated March 11, 2013, issued by Heckmann Corporation announcing financial results for year ended December 31, 2012

99.2	Press release, dated March 11, 2013, issued by Heckmann Corporation regarding the proposed change of Heckmann Corporation’s name to Nuverra Environmental Solutions

99.3	Presentation, dated March 11, 2013